Future Minimum Payments Under Non-Cancelable Operating Leases with Initial Terms of One-Year or More (Detail) - Dec. 31, 2015 ¥ in Thousands, $ in Thousands	USD ($)	CNY (¥)
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2016	$ 518,423	¥ 3,358,242
2017	200,731	1,300,298
2018	161,503	1,046,187
2019	95,842	620,844
2020	61,345	397,378
Thereafter	22,757	147,415
Operating Leases, Future Minimum Payments Due, Total	$ 1,060,601	¥ 6,870,364